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                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of QUANTUM ENEGY, INC. (the "Company") on Form 10-KSB for the period ended February 28, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruce Ellsworth, President and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  June 12, 2006

By: /s/ Bruce Ellsworth
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Name: Bruce Ellsworth
Title:    President (Principal Executive Officer)